Exhibit 10.5

AMENDMENT TO CREDIT AGREEMENT

This Amendment (this “Amendment”), dated as of March 31, 2020, is entered into by and among ReShape Lifesciences Inc., a Delaware corporation (the “Borrower”), and Armistice Capital Master Fund Ltd. (the “Lender”).

WHEREAS, the Borrower and the Lender entered into a Credit Agreement dated as of March 25, 2020 (the “Agreement”).

WHEREAS, pursuant to Section 9.1(a) of the Agreement, the Agreement may be amended with the written consent of the Borrower and the Lender.

WHEREAS, capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

1. Amendment of Section 4.1.1 of the Agreement. Section 4.1.1 (Fees) of the Agreement is hereby amended and restated in its entirety to read as follows:

“Borrower shall have paid all fees, reasonable costs and reasonable out-of-pocket expenses, due and payable under this Agreement and the other Loan Documents on the Closing Date.”

2. Amendment to Section 4.2 of the Agreement. Section 4.2 (Delayed Draw Term Loans) is hereby amended to add the following sentence at the end of such section:

“On the date on which Lender makes any Delayed Draw Term Loan hereunder, Borrower shall pay all fees, reasonable costs and reasonable out-of-pocket expenses, due and payable under this Agreement and the other Loan Documents on such date.”

3. Miscellaneous.  Except as expressly set forth hereunder, the terms and provisions of the Agreement shall remain in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded by the terms set forth herein.  This Amendment may be executed in several identical counterparts all of which shall constitute one and the same instrument.

(Signature Page Follows)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be duly executed as of the day and year written above.

BORROWER: RESHAPE LIFESCIENCES INC. By: /s/ barton p. bandy Name: Barton P. Bandy Title: Chief Executive Officer	LENDER: ARMISTICE CAPITAL MASTER FUND LTD. By: /s/ steven boyd Name: Steven Boyd Title: CIO of Armistice Capital, LLC, the Investment Manager